UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(99)	Press Release of Fiserv, Inc., dated January 27, 2004.

Item 12.	Results of Operations and Financial Condition

On January 27, 2004, Fiserv, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: January 27, 2004	By:	/s/ Kenneth R. Jensen
Kenneth R. Jensen Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

FISERV, INC.

Exhibit Index to Current Report on Form 8-K

Dated January 27, 2004

Exhibit Number

(99)	Press Release of Fiserv, Inc., dated January 27, 2004.